Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19940-LMI
	}	(Jointly Administered)
BANKUNITED FINANCIAL (1)	}
CORPORATION, ET AL.	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM May 1, 2010 TO May 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski	, CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.
200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue
Miami, FL 33131-2329	Miami, FL 33131
(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

(1)	On the Petition Date, the following affiliated entities filed concurrently for Chapter 11:

BankUnited Financial Corporation (Case #09-19940)

BankUnited Financial Services, Inc. (Case #09-19941)

CRE America Corporation (Case #09-19942)

MOR-1 (3)

GENERAL DISCLAIMER

These bankruptcy cases were filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtors as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtors expressly reserve the right to modify any and all information contained herein as additional information becomes available.

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING May 1, 2010 AND ENDING May 31, 2010

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number	09-19940-LMI
Date of Petition:	May 22, 2009		(Jointly Administered)

		CURRENT MONTH		CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD		$14,802,457	(a)	$—	(b)

2. RECEIPTS:
A. Cash Sales		$—		$—

Minus: Cash Refunds	(-)	$—		$—

Net Cash Sales		$—		$—

B. Accounts Receivable		$—		$—

C. Other Receipts (See MOR-3)		$357,247		$19,555,739

(If you receive rental income, you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)		$357,247		$19,555,739

4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$15,159,704		$19,555,739

5 DISBURSEMENTS
A. Advertising		$—		$141,170

B. Bank Charges		$99		$1,345

C. Contract Labor		$—		$—

D. Fixed Asset Payments (not incl. in “N”)		$—		$—	(1)

E. Insurance		$—		$—

F. Inventory Payments (See Attach. 2)		$—		$—

G. Leases		$—		$—

H. Manufacturing Supplies		$—		$—

I. Office Supplies		$—		$1,043

J. Payroll - Net (See Attachment 4B)		$—		$—

K. Professional Fees (Accounting & Legal)		$317,740		$4,473,195

L. Rent		$—		$—

M. Repairs & Maintenance		$—		$—

N. Secured Creditor Payments (See Attach. 2)		$—		$—

O. Taxes Paid - Payroll (See Attachment 4C)		$—		$—

P. Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

Q. Taxes Paid - Other (See Attachment 4C)		$—		$—

R. Telephone		$—		$—

S. Travel & Entertainment		$—		$562

T. U.S. Trustee Quarterly Fees		$5,852		$24,052

U. Utilities		$—		$—

V. Vehicle Expenses		$—		$—

W. Other Operating Expenses (See MOR-3)		$6,406		$84,765

6. TOTAL DISBURSEMENTS (Sum of 5A thru W)		$330,097		$4,726,132

7. ENDING BALANCE (Line 4 Minus Line 6)		$14,829,607	(c)	$14,829,607	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 10th day of June, 2010.	/s/ Joseph J. Luzinski	, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.
(1)	Debtor has reclassified the work performed by Epic Bankruptcy Solutions from Contract Labor to Other Operating Expenses.

MOR-2 (3)

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
BUFC - Close Pre-Petition Bank Accounts	$—	$16,061,971

BUFC - Interest Income	$747	$7,494

BUFC - Retainer Recoveries	$300,000	$407,141

BUFC - Transfer of Brokerage Accounts from “Old Bank”	$—	$57,039

BUFC - Preference Recoveries	$—	$431,970

BUFC - Insurance Premium Refunds	$56,354	$186,447

BUFS - Close Pre-Petition Bank Accounts	$—	$2,033,234

BUFS - Interest Income	$131	$1,203

BUFS - Return of Suntrust Funds	$—	$98,238

BUFS - Commissions Revenue	$—	$515

BU Realty - Close “Old Bank” Bank Accounts	$—	$30,550

BU Realty - Interest Income	$2	$16

CRE - Close Pre-Petition Bank Accounts	$—	$239,791

CRE - Interest Income	$13	$129

TOTAL OTHER RECEIPTS	$357,247	$19,555,739

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule
None

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date

Corporate Filing Fees	$—	$900

Employee Expense Reimbursement	$—	$2,088

Financial Subscriptions	$—	$12,700

CRE - St. Regis Timeshare Annual Maintenance Fees	$—	$20,966

EDGAR Filing Fees	$6,406	$18,466

Stock Transfer Agent	$—	$18,064

Noticing Agent / Creditor Committee Support	$—	$11,581	(1)

TOTAL OTHER DISBURSEMENTS	$6,406	$84,765

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

(1)	Debtor has reclassified the work performed by Epic Bankruptcy Solutions from Contract Labor to Other Operating Expenses.

MOR-3

BankUnited Financial Corporation, et al.,DIP

Consolidated Income Statement

For the Period Ended May 31, 2010

Cash Basis	BankUnited Financial Corp., DIP	BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Commissions Revenue	0	0	0	0	0
Insurance Premium Refunds	56,354	0	0	0	56,354
Preference Recoveries	0	0	0	0	0
Retainer Recoveries	300,000	0	0	0	300,000
Transfer from Old Bank	0	0	0	0	0

Total Income	356,354	0	0	0	356,354
Expense
Administrative	0	0	0	0	0
Advertising	0	0	0	0	0
Bank Charges	99	0	0	0	99
Board Compensation	0	0	0	0	0
Contract Labor	0	0	0	0	0
Insurance	0	0	0	0	0
Other Operating Expenses	6,406	0	0	0	6,406
Professional Fees
CRO Fees	20,000	0	0	0	20,000
Financial Advisor Fees
Fin. Advisor Fees - Committee	8,844	0	0	0	8,844
Fin. Advisor Fees - Debtor	18,036	0	0	0	18,036

Financial Advisor Fees	26,880	0	0	0	26,880
Financial Advisor Reimb Expense
Fin. Adv. Reimb Exp - Committee	(16)	0	0	0	(16)
Fin. Adv. Reimb Exp - Debtor	0	0	0	0	0

Financial Advisor Reimb Expense	(16)	0	0	0	(16)
Legal Fees
Legal Fees - Committee	71,865	0	0	0	71,865
Legal Fees - Debtor	193,884	0	0	0	193,884
Legal Fees - Other	0	0	0	0	0

Legal Fees	265,749	0	0	0	265,749
Legal Reimb Expenses
Legal Reimb Exp - Committee	1,168	0	0	0	1,168
Legal Reimb Exp - Debtor	3,959	0	0	0	3,959
Legal Reimb Exp - Other	0	0	0	0	0

Legal Reimb Expense	5,127	0	0	0	5,127

Total Professional Fees	317,740	0	0	0	317,740
U.S. Trustee Quarterly Fees	4,877	325	0	650	5,852

Total Expense	329,122	325	0	650	330,097

Net Ordinary Income	27,232	(325)	0	(650)	26,257

Other Income/Expense
Other Income
Other Receipts
Interest Income	747	131	2	13	893

Total Other Receipts	747	131	2	13	893

Total Other Income	747	131	2	13	893

Net Other Income	747	131	2	13	893

Net Incr./(Decr.) in Cash During Period	27,979	(194)	2	(637)	27,150

BankUnited Financial Corporation, et al., DIP

Consolidated Income Statement

Inception to Date (May 31, 2010)

Cash Basis	BankUnited Financial Corp., DIP	BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Commissions Revenue	0	515	0	0	515
Insurance Premium Refunds	186,447	0	0	0	186,447
Other Receipts (See MOR-3)	0	98,238	0	0	98,238
Preference Recoveries	431,970	0	0	0	431,970
Retainer Recoveries	407,141	0	0	0	407,141
Transfer from Old Bank	11,391,219	2,033,234	30,550	239,791	13,694,794

Total Income	12,416,778	2,131,987	30,550	239,791	14,819,106
Expense
Administrative	40,908	0	0	0	40,908
Advertising	141,170	0	0	0	141,170
Bank Charges	1,345	0	0	0	1,345
Board Compensation	93,000	0	0	0	93,000
Contract Labor	0	796	0	0	796
Insurance	0	0	0	0	0
Office Supplies	1,043	0	0	0	1,043
Other Operating Expenses	21,344	300	150	21,266	43,061
Professional Fees
CRO Fees	270,000	0	0	0	270,000
Financial Advisor Fees	537,939	0	0	0	537,939
Financial Advisor Reimb Expense	11,193	0	0	0	11,193
Legal Fees	3,436,442	0	0	0	3,436,442
Legal Reimb Expense	124,621	0	0	0	124,621

Total Professional Fees	4,380,195	0	0	0	4,380,195
Travel & Entertainment	562	0	0	0	562
U.S. Trustee Quarterly Fees	21,127	1,300	0	1,625	24,052

Total Expense	4,700,694	2,396	150	22,891	4,726,132

Net Ordinary Income	7,716,084	2,129,591	30,400	216,900	10,092,974
Other Income/Expense
Other Income
Other Receipts
Interest Income	7,494	1,203	16	129	8,841

Total Other Receipts	7,494	1,203	16	129	8,841

Total Other Income	7,494	1,203	16	129	8,841

Net Other Income	7,494	1,203	16	129	8,841

Net Income	7,723,577	2,130,793	30,416	217,029	10,101,816

BankUnited Financial Corporation, et al., DIP

Consolidated Balance Sheet

As of May 31, 2010

	BankUnited Financial Corp., DIP			BankUnited Financial Svc., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)
Post-Petition Bank Accounts	12,399,733			2,130,793
Brokerage Accounts	—			—
FHLB Overnight Deposit	51,635			—

Total Checking/Savings			12,451,368			2,130,793
Accounts Receivable			16,163			—	(3)
Other Current Assets
Deposits	—			—
Income Tax Receivable	1,008,753			197,196
Other Receivables	—			107,783	(3)
Prepaid Assets	—			—
Related Party Loans Receivable	14,503,977	(4)		—

Total Other Current Assets			15,512,730			304,979

Total Current Assets			27,980,261			2,435,772

Fixed Assets
Accumulated Depreciation	—			—
Furniture and Equipment	—			—

Total Fixed Assets			—			—
Other Assets
Deferred Offering Cost	—			—
Deferred Tax Asset	29,567			—
Investment in BKUN Stat Trust	7,121,000			—
Investment in Partnerships	1,267,439	(5)		—
Investment in Subsidiaries	—			—
Painting & Other Art Works	36,111			—
Timeshare	—			—
Trademarks	—			—

Total Other Assets			8,454,117			—

TOTAL ASSETS(1)			36,434,378			2,435,772

Liabilities & Equity(1)
Liabilities
Pre-Petition Liabilities
Accrued Expenses	652,578			—
Accrued Interest Payable	11,127,142			—
Convertible Notes - BUFC - 3.125%	120,000,000			—
Deferred Taxes	5,232,489			—
Forward Purchase Contract	2,652,223			—
Related Party Loans Payable	—			3,401,671	(4)
Sub Sr Note - BUFC - 6.37% 4/07	184,000,000			—
Subdebt@3MTH - BUFC - L+3% 09/07	12,500,000			—
Subnotes - BUFC	237,261,000			—

Total Pre-Petition Liabilities			573,425,431			3,401,671

Total Liabilities			573,425,431			3,401,671

Equity
Retained Earnings - Pre-Petition	(544,835,839)			(3,096,692)
Retained Earnings - Post Petition	7,723,577			2,130,793
Unrealized Gain/(Loss) on Investment in Partnerships	121,208			—
Total Equity			(536,991,054)			(965,899)

TOTAL LIABILITIES & EQUITY(1)			36,434,378			2,435,772

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

BankUnited Financial Corporation, et al., DIP

Consolidated Balance Sheet

As of May 31, 2010

	BU Realty Corp.			CRE America Corp., DIP			TOTAL BUFC, et al., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)		—
Post-Petition Bank Accounts	30,416			217,029			14,777,971
Brokerage Accounts	—			—			—
FHLB Overnight Deposit	—			—			51,635

Total Checking/Savings			30,416			217,029	14,829,606
Accounts Receivable			—			—	16,163
Other Current Assets
Deposits	—			—			—
Income Tax Receivable	—			613			1,206,562
Other Receivables	—			—			107,783
Prepaid Assets	—			—			—
Related Party Loans Receivable	—			7,460	(4)		14,511,437

Total Other Current Assets			—			8,073	15,825,782

Total Current Assets			30,416			225,102	30,671,551

Fixed Assets
Accumulated Depreciation	—			—			—
Furniture and Equipment	—			—			—

Total Fixed Assets			—			—	—
Other Assets
Deferred Offering Cost	—			—			—
Deferred Tax Asset	—			—			29,567
Investment in BKUN Stat Trust	—			—			7,121,000
Investment in Partnerships	—			—			1,267,439
Investment in Subsidiaries	—			—			—
Painting & Other Art Works	—			—			36,111
Timeshare	—			578,449			578,449

Trademarks	—			—			—

Total Other Assets			—			578,449	9,032,566

TOTAL ASSETS(1)			30,416			803,551	39,704,117

Liabilities & Equity(1)
Liabilities
Pre-Petition Liabilities
Accrued Expenses							652,578
Accrued Interest Payable	—			—			11,127,142
Convertible Notes - BUFC - 3.125%	—			—			120,000,000
Deferred Taxes	—			—			5,232,489
Forward Purchase Contract	—			—			2,652,223
Related Party Loans Payable	—			—			3,401,671
Sub Sr Note - BUFC - 6.37% 4/07	—			—			184,000,000
Subdebt@3MTH - BUFC - L+3% 09/07	—			—			12,500,000
Subnotes - BUFC	—			—			237,261,000

Total Pre-Petition Liabilities	—			—			576,827,103

Total Liabilities			—			—	576,827,103

Equity
Retained Earnings - Pre-Petition	—			586,522			(547,346,009)
Retained Earnings - Post Petition	30,416			217,029			10,101,815
Unrealized Gain/(Loss) on Investment in Partnerships	—			—			121,208
Total Equity			30,416			803,551	(537,122,986)

TOTAL LIABILITIES & EQUITY(1)			30,416			806,551	39,704,117

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

BankUnited Financial Corporation, et al., DIP

Notes to the Financial Statements

For the Period Ended May 31, 2010

Notes to the Financial Statements:

(1)	All cash accounts are listed at their current cash balances. All other balances reported were obtained from Debtors’ trial balances prepared as of May 21, 2009. Actual existence, ownership, and value have not been confirmed as of the Reporting Date. This balance sheet is subject to change should any variations in asset and liability values be discovered subesquent to the filing of this Report.

(2)	All pre-petition bank accounts were closed in June 2009 when the balance of funds were transferred to the respective BankUnited Financial Corp., et al., DIP accounts.

(3)	LPL Financial Corporation (LPL) entered into an agreement with BankUnited Financial Corporation (BUFC) and BankUnited Financial Services (BUFS) to sell, in non-debtor subsidiary BankUnited, FSB bank branches using the BUFS name, financial planning products and advisory services, including equities, debt securities, open-end/closed-end mutual funds, and public limited partnerships. Commissions for the sale of these products are due semi-monthly. It has not been confirmed whether any commissions are currently outstanding and, if so, whether the amounts have been incorporated into the Debtor's trial balance for the purposes of these financial statements.

(4)	Intercompany accounts included in the Debtors’ trial balances. In addition to outstanding balances with BUFS and CRE America Corp. (CRE), BUFC listed intercompany loans to BankUnited, FSB ($11,114,391) and BU Realty Corporation ($4,625), both of which are not included in the filing of this jointly-administered case.

(5)	Market value of investments in Malta Hedge Fund II, LP and SOAM Capital Partners, LP per the latest month-end or quarter-end statements provided.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19941-LMI
}
BANKUNITED FINANCIAL SERVICES, INC.	}
	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM May 1, 2010 TO May 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski	, CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:
c/o Development Specialists, Inc.	Greenberg Traurig, P.A.
200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue
Miami, FL 33131-2329	Miami, FL 33131
(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1

GENERAL DISCLAIMER

This bankruptcy case was filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary's assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtor as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtor expressly reserve the right to modify any and all information contained herein as additional information becomes available.

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING May 1, 2010 AND ENDING May 31, 2010

Name of Debtor:	BANKUNITED FINANCIAL SERVICES, INC.	Case Number	09-19941-LMI
Date of Petition:	May 22, 2009

		CURRENT MONTH		CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD		$2,130,987	(a)	$—	(b)

2. RECEIPTS:
A. Cash Sales		$—		$—

Minus: Cash Refunds	(-)	$—		$—

Net Cash Sales		$—		$—

B. Accounts Receivable		$—		$—

C. Other Receipts (See MOR-3)		$131		$2,133,190

(If you receive rental income, you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)		$131		$2,133,190

4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$2,131,118		$2,133,190

5 DISBURSEMENTS
A. Advertising		$—		$—

B. Bank Charges		$—		$—

C. Contract Labor		$—		$796

D. Fixed Asset Payments (not incl. in “N”)		$—		$—

E. Insurance		$—		$—

F. Inventory Payments (See Attach. 2)		$—		$—

G. Leases		$—		$—

H. Manufacturing Supplies		$—		$—

I. Office Supplies		$—		$—

J. Payroll - Net (See Attachment 4B)		$—		$—

K. Professional Fees (Accounting & Legal)		$—		$—

L. Rent		$—		$—

M. Repairs & Maintenance		$—		$—

N. Secured Creditor Payments (See Attach. 2)		$—		$—

O. Taxes Paid - Payroll (See Attachment 4C)		$—		$—

P. Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

Q. Taxes Paid - Other (See Attachment 4C)		$—		$—

R. Telephone		$—		$—

S. Travel & Entertainment		$—		$—

T. U.S. Trustee Quarterly Fees		$325		$1,300

U. Utilities		$—		$—

V. Vehicle Expenses		$—		$—

W. Other Operating Expenses (See MOR-3)		$—		$300

6. TOTAL DISBURSEMENTS (Sum of 5A thru W)		$325		$2,396

7. ENDING BALANCE (Line 4 Minus Line 6)		$2,130,793	(c)	$2,130,793	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 19th day of May, 2010.	/s/ Joseph J. Luzinski	, as CRO
(Signature)

(a)	This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19942-LMI
}
CRE AMERICA CORPORATION	}
	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM May 1, 2010 TO May 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski	, CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:
c/o Development Specialists, Inc.	Greenberg Traurig, P.A.
200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue
Miami, FL 33131-2329	Miami, FL 33131
(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1 (2)

GENERAL DISCLAIMER

This bankruptcy case was filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary's assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtor as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtor expressly reserve the right to modify any and all information contained herein as additional information becomes available.

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING May 1, 2010 AND ENDING May 31, 2010

Name of Debtor:	CRE AMERICA CORPORATION	Case Number	09-19942-LMI
Date of Petition:	May 22, 2009

		CURRENT MONTH		CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD		$217,666	(a)	$—	(b)

2. RECEIPTS:
A. Cash Sales		$—		$—

Minus: Cash Refunds	(-)	$—		$—

Net Cash Sales		$—		$—

B. Accounts Receivable		$—		$—

C. Other Receipts (See MOR-3)		$13		$239,920

(If you receive rental income, you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)		$13		$239,920

4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$217,679		$239,920

5 DISBURSEMENTS
A. Advertising		$—		$—

B. Bank Charges		$—		$—

C. Contract Labor		$—		$—

D. Fixed Asset Payments (not incl. in “N”)		$—		$—

E. Insurance		$—		$—

F. Inventory Payments (See Attach. 2)		$—		$—

G. Leases		$—		$—

H. Manufacturing Supplies		$—		$—

I. Office Supplies		$—		$—

J. Payroll - Net (See Attachment 4B)		$—		$—

K. Professional Fees (Accounting & Legal)		$—		$—

L. Rent		$—		$—

M. Repairs & Maintenance		$—		$—

N. Secured Creditor Payments (See Attach. 2)		$—		$—

O. Taxes Paid - Payroll (See Attachment 4C)		$—		$—

P. Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

Q. Taxes Paid - Other (See Attachment 4C)		$—		$—

R. Telephone		$—		$—

S. Travel & Entertainment		$—		$—

T. U.S. Trustee Quarterly Fees		$650		$1,625

U. Utilities		$—		$—

V. Vehicle Expenses		$—		$—

W. Other Operating Expenses (See MOR-3)		$—		$21,266

6. TOTAL DISBURSEMENTS (Sum of 5A thru W)		$650		$22,891

7. ENDING BALANCE (Line 4 Minus Line 6)		$217,029	(c)	$217,029	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 19th day of May, 2010.	/s/ Joseph J. Luzinski	, as CRO
(Signature)

(a)	This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2 (2)